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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 15, 2000

                                SEACOR SMIT Inc.

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             (Exact name of registrant as specified in its charter)

Delaware                                  0-12289                13-3542736
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(State or other jurisdiction              (Commission        (I.R.S. employer
incorporation or organization)            File Number)      identification no.)

11200 Richmond Avenue, Suite 400          Houston, Texas           77082
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                       (713) 782-5990
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NY2:\922380\01\73293.0004
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Item 5.  Other Events.

         The Company announced that Chiles Offshore LLC, a 55% owned subsidiary ("Chiles"), on June 15, 2000, filed a registration statement for an initial public offering of its common stock. This registration statement indicates that proceeds from the IPO would be used by Chiles to retire indebtedness, including its outstanding senior notes, and to fund further growth and working capital.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

99       SEACOR press release dated June 15, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SEACOR SMIT INC.
                                     (Registrant)


Date: June 15, 2000               By:/s/ Randall Blank
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                                     Name: Randall Blank
                                     Title: Executive Vice President and
                                            Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT

99     SEACOR press release dated June 15, 2000





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